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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                       Date of Report: February 10, 2003
              (Date of Earliest Event Reported: February 10, 2003)

                              EL PASO CORPORATION
             (Exact name of Registrant as specified in its charter)

         Delaware                       1-14365                   76-0568816
(State or other jurisdiction     (Commission File Number)     (I.R.S. Employer
     of incorporation)                                       Identification No.)

                                El Paso Building
                              1001 Louisiana Street
                              Houston, Texas 77002
               (Address of principal executive offices) (Zip Code)

        Registrant's telephone number, including area code (713) 420-2600

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Item 5. OTHER EVENTS

         We are filing this Current Report on Form 8-K to provide additional information on the matters discussed on February 5, 2003, in the presentation of our 2003 Operational and Financial Plan. Attached as an exhibit to this Current Report on Form 8-K is a release that is being provided in response to questions we have received following our presentation of that plan.


Item 7.  FINANCIAL STATEMENTS AND EXHIBITS

         Exhibits
         --------

           99.1      Release to Analysts and Investors.



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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                   EL PASO CORPORATION



                                      By:       /s/ JEFFREY I. BEASON
                                         ---------------------------------------
                                                    Jeffrey I. Beason
                                           Senior Vice President and Controller
                                              (Principal Accounting Officer)


Date: February 10, 2003



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                               INDEX TO EXHIBITS

         Exhibit
         Number      Description
         -------     -----------
           99.1      Release to Analysts and Investors.